UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 7, 2007

                      Online Vacation Center Holdings Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                    0-32137                  65-0701352
           -------                    -------                  ----------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                    Identification No.)

                1801 N.W. 66th Avenue, Plantation, Florida 33313
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 377-6400
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05, Item 2.06 Costs Associated with Exit or Disposal Activities and Material Impairments

Effective November 7, 2007, the Board of Directors of Online Vacation Center Holdings Corp. (the "Company") granted the Company the authority to sell Phoenix International Publishing, LLC ("Phoenix"), a company acquired in August 2006. Phoenix is a publisher of consumer magazines and guides about travel to the U.S. and Canada.

The Company expects that the sale will be completed within one year of the Board of Director's authorization date. While the Company's management has held discussions with potential purchasers of Phoenix, a definitive agreement to sell the business has not yet been reached and no assurance can be given that one will be reached on terms acceptable to the Company. At this time, it is difficult to estimate the costs or expenses that will be incurred by the Company in selling Phoenix. Beginning with the fourth quarter ended December 31, 2007, income and expense items associated with Phoenix will be classified as discontinued operations and prior periods will be restated to conform with that classification.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company's ability to sell Phoenix by November 7, 2008. Such statements are based upon current expectations, assumptions and projections about the Company and may differ materially from actual results due to a variety of factors, including, but not limited to the Company's ability to sell Phoenix within the next year, business and economic conditions and other risks described in the Company's annual and quarterly filings with the Securities and Exchange Commission.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 28, 2008                  ONLINE VACATION CENTER HOLDINGS CORP.

                                       BY: /s/ EDWARD B. RUDNER
                                           --------------------
                                           Edward B. Rudner
                                           Chief Executive Officer











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